Exhibit 99.1

 Overview of PDS Biotech Drug Development Programs (Oncology)  NASDAQ: PDSB  October 2026  Precision Designed Science for Immunotherapy

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to conduct clinical trials for PDS0301 (Formerly PDS01ADC and NHS-IL12) and PDS0101 (Versamune® HPV) and other Versamune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0301, PDS0103 and other Versamune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s or its partners’ ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding response rates, the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the Company’s ability to continue as a going concern; the anticipated benefits of the company strategic refocus on PDS0301; the Company’s ability to identify, negotiate and consummate strategic partnerships or other externally funded opportunities for PDS0101; the Company’s ability to preserve, realize or enhance the value of its development programs; the Company’s expectations regarding the timing availability and sufficiency of capital resources to execute its business strategy; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this presentation and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Versamune® is a registered trademark of PDS Biotechnology Corporation.  2

 Clinically Validated Immunotherapies for Solid Tumors with High Unmet Need  * Microsatellite stable (MSS) and/or mismatch repair-proficient (pMMR) disease.  PDS Biotechnology  NASDAQ: PDSB  Two clinically advanced assets built on proprietary platforms that direct immune activity into the tumor, with development in partnership with the National Cancer Institute.  PDS0301 (Tumor-Targeted IL-12 Immunocytokine)   Designed to concentrate IL-12 in the tumor microenvironment while limiting systemic exposure. In an NCI-led Phase 2 trial in MSS/pMMR* metastatic colorectal cancer (mCRC) with liver metastases, chemotherapy plus PDS0301 achieved a 71.4% response rate at six months and approximately 80% 24-month survival. 1,2 More than 380 patients dosed to date.   Following a September 2026 financing led by Nant Capital, Dr. Patrick Soon-Shiong joined the Board of Directors, bringing prior experience obtaining FDA approval for an immunocytokine. A registrational Phase 3 protocol for PDS0301 in mCRC is in design.  PDS0101 (Versamune® HPV16 Cancer Vaccine)  HPV16-positive head and neck cancer is an indication with no FDA-approved targeted therapy. VERSATILE-002 reported 39.3-month median overall survival3 in combination with pembrolizumab in first-line HPV16-positive recurrent/metastatic head and neck cancer. The published benchmark in the indication is 12-18 months. 4 VERSATILE-003 holds FDA Fast Track designation. Seeking strategic partnership or external funding for further development.  Near-Term Catalysts  Five PDS0301 data readouts anticipated between Q4 2026 and Q2 2028 across biochemically recurrent prostate cancer, metastatic castration-resistant prostate cancer, colorectal cancer with liver metastases, and Kaposi sarcoma.  3

Pipeline of Tumor-Targeted Immunotherapies

	Therapy/Treatment	Indication	Phase 1	Phase 2	Phase 3	Partner
PDS0301 Fused IL-12 antibody conjugate	**PDS0301 + Chemotherapy**	Advanced liver-associated cancers • Metastatic colorectal cancer • Intrahepatic cholangiocarcinoma • Metastatic adrenocortical carcinoma	In Progress			NIH National Cancer Institute
	PDS0301 + Enzalutamide vs. enzalutamide	Biochemically recurrent prostate cancer	In Progress			NIH National Cancer Institute
	PDS0301 + Docetaxel	Metastatic castration-resistant prostate cancer	In Progress			NIH National Cancer Institute
	PDS0301 Monotherapy	Advanced Kaposi sarcoma (Orphan)	In Progress			NIH National Cancer Institute
Versamune® + PDS0301	**PDS0101 + PDS0301 + ICI**	HPV16-positive recurrent/metastatic cancers	Complete			NIH National Cancer Institute
Versamune® HPV16 Cancer Vaccine Platform	**PDS0101 + Pembrolizumab** VERSATILE-003 | vs. pembrolizumab	HPV16-positive recurrent/metastatic head and neck cancer	FDA Fast Track			
	PDS0101 + ChemoRT IMMUNOCERV	Locally advanced cervical cancer	Complete			UT MD Anderson Cancer
	PDS0101 +/- Pembrolizumab	Locally advanced HPV16-positive head and neck cancer	Complete			Mayo Clinic

ChemoRT = chemoradiotherapy; HAIP = hepatic artery infusion pump; ICI = immune checkpoint inhibitor.

PDS Biotechnology 4

 Overview of PDS0301

Proprietary IL-12 Immunocytokine: PDS0301 – Tumor Targeting Immunocytokine



Activated proliferative CD8+ T and NK cells
Induced IFNγ production
Increased immune trafficking chemokines
Engage effector cells
TME
2
Suppress immune suppressors
Suppressed Tregs
Decreased MDSCs
Decreased metastatic disease
Treg and MDSCs
CD8 T cells NK cells
1
NHS-IL12
3
Polarized TAMs to M1-macrophages
Activated cDC1s and antigen-specific immunity
Activate antigen presenting cells and M1 polarization
Polarized TANs to IL1β producing N1-neutrophils
Increased proliferative B cells correlating with increased CXCL13 expression
M1-macrophages, N1-neutrophils
B-cells, dendritic cells

- Tumor-targeted cytokine (IL-12) **designed to accumulate within the tumor microenvironment (TME) with sustained presence** in solid tumors[5]
- Designed to address limitations of cytokine therapy and targets and accumulates in the TME[5-7]
  - Fusion to tumor targeting antibody prevents free IL-12
  - Tumor-targeting limits systemic presence
  - Promotes potent T cell and NK cell cytolytic (killing) activity within the TME
  - Promotes long-lasting self-renewing stem-like T cells NK cell phenotypes that promote anti-tumor activity[8-10]
  - Suppresses immune suppressive cells such as MDSC and Treg in the TME

PDS Biotechnology 6

PDS0301: Targets and Modifies the TME of Solid Tumors to become Less Resistant to Treatment with Added T Cell & NK Cell Activation in the TME[5-7]

Tumor-targeted IL-12 immunocytokine

NHS76

Tumor Necrosis Targeting Antibody – Binds to exposed DNA histones


De-immunized Junction
IL-12
(p40 clipping-resistant)
IL-12
(p40 clipping-resistant)

The Challenge

The TME is a highly immune suppressive environment that can block T cell and NK activity within solid tumors thus limiting immunotherapy.

The Solution

PDS0301 fuses IL-12 to an antibody (NHS76) that seeks out dying tumor cells, delivering PDS0301 into the TME. This reduces immune suppressive factors e.g., MDSC, Treg, etc. Promotes T cells and NK cells within the TME.

How It Works

- NHS76 targets exposed DNA/histone complexes enriched in dying (necrotic) tumor cells therefore anchoring PDS0301 in the TME.
- Agents that promote tumor cell death, when combined with PDS0301 will enhance delivery of PDS0301 into the tumors. Fusion of IL-12 to NHS76 prevents any free IL-12 in the body.
- PDS0301 is designed to activate NK cells, $CD8^+$ T cells, and Th1 inflammatory signaling in the tumor microenvironment.

NK = Natural killer; TME = Tumor microenvironment

PDS Biotechnology 7

 Phase 2 Clinical Study of PDS0301 and Chemotherapy in mCRC with Liver Metastases

Non-Randomized Phase 2 Trial of PDS0301+ Chemotherapy as 2L or 3L Therapy in Patients with MSS and pMMR* Colorectal Cancer with Liver Metastases

Trial Evaluated Various Immune Responses as Potential Predictive Biomarkers

Study Treatment

Therapies were administered on six (6) 28-day cycles

PDS0301

PDS0301 is administered at 12 mcg/kg, given as a subcutaneous injection on Day 15 of each cycle

Chemotherapy

Floxuridine was administered by HAIP into the liver on Days 1-14 of each cycle

FOLFOX was given via IV on Days 1 and 15 of each cycle

Key Entry Criteria

Patients must have had histologically or cytologically confirmed unresectable CRC metastatic to the liver.

Patients must have failed at least first-line chemotherapy

Age ≥18 yrs

ECOG ≤1

Study Design

A phase II nonrandomized clinical trial with a Simon two-stage design

Patients previously treated with at least first-line chemotherapy received HAIP floxuridine in combination with either leucovorin, 5-fluorouracil, and oxaliplatin (FOLFOX) or leucovorin, 5fluorouracil, and irinotecan (FOLFIRI), with subcutaneous PDS0301

Endpoints

Primary

Safety and tolerability

Objective response rates

Progression free survival

Key Secondary

Overall Survival (OS)

Systemic immune response

* microsatellite stable (MSS) or mismatch repair-proficient (pMMR) disease

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Chemotherapy + PDS0301 may Promote Durable Responses in Metastatic CRC[1,2]

Encouraging Responses at 6 months Post Treatment; Monitoring of Durability Continues

Consistent with the PDS0301 promotion of self-renewing memory T cells



Chemotherapy
6 Months • ORR = 35% (7/20)
50
25
0
-25
-50
-75
-100
Change from Baseline (%)
Patient (n=20)



Chemotherapy + PDS0301
6 Months • ORR = 71.4% (15/21)
50
25
0
-25
-50
-75
-100
Change from Baseline (%)
ND
Patient (n=22)
Death < 6 Months
Progressive Disease
Stable Disease
Partial Response
Complete Response

Sequentially performed study chemo +/- PDS0301 at the same National Cancer Institute clinical site;
Chemotherapy = Floxuridine by Hepatic artery infusion + systemic FOLFOX (IV).

PDS Biotechnology 10

 24-Month Survival Rate of Approximately 80%1,2  PDS0301 + Chemotherapy Appears to Provide Survival Benefit (Preliminary Results)   *Sequentially performed studies at the same clinical site – Not randomized head-to-head.  11  Survival post-HAIP insertion (months)  Probability of Survival   100  75  50  25  0  20  0  40  60  80  Chemotherapy (N=20)*  Chemotherapy + PDS0301 (N=22)*

 Promising Results with PDS0301 in MSS/pMMR Metastatic Colorectal Cancer (mCRC) with Liver Metastases  NE= Not yet estimable – minimum follow up time of 13.1 months for PFS  No randomized head-to-head study has been performed between PDS0301, chemotherapy or other agents.  12  Indication  mCRC w/wo liver metastases  mCRC w/wo liver metastases  mCRC with liver metastases  Therapy  Zanzalintinib + atezolizumab  INCA33890 (TGFβR2×PD-1)   Chemotherapy  + PDS0301  ORR  4.0%  15.2%  52% at 3 months  71% at 6 months  Median PFS  3.7 months  N/A  Hepatic – 12.7 months  Extra Hepatic – NE* >13.1 months  Median OS  10.9 months  N/A  NE* > 34 months  (24-month OS = ~ 80%)  /  11  12  1, 2  Incyte  Excelis

 mCRC Program Provides Significant Value Creation Opportunity  No head-to-head studies have been performed.  Source: https://www.delveinsight.com/report-store/metastatic-colorectal-cancer-market  13  71.4  80  >380  %  Objective Response Rate1,2  <30% benchmark)*  24-month survival rate1,2  Dosed with PDS0301 in Phase 1 and Phase 2 Trials  patients  294,500 cases of mCRC in the 7 major markets, projected to increase through 2034  In 2024, total market size of mCRC in the 7 major markets was >US$13B projected to increase through 2034  The US revenue was ~$6B  About 50% of mCRC patients will have liver metastases3   %  Current Focus  2L mCRC

 PDS0301 Value-Creating Milestones Over the Next 6-18 Months Demonstrate Potential Breadth in Solid Tumors  Q4-2026/Q1-2027  Biochemically recurrent prostate cancer   (Interim readout)  Q1/Q2-2027  NCI-led - Colorectal cancer with liver metastases   (Final data readout)  Q2/Q3-2027  Metastatic castration resistant prostate cancer   (Final data readout)  Q2-2028  Phase 3 – Colorectal cancer with liver metastases   (Interim data readout)  Q4-2027  Biochemically recurrent prostate cancer   (Final data readout)  14

 PDS0301: Tumor-Targeted IL-12 with Clinical Proof of Concept in Solid Tumors  Key Takeaways  Targeted delivery to the tumor addresses limitations that have constrained IL-12 therapy. Fusion to the NHS76 antibody anchors PDS0301 in the tumor microenvironment, sustains presence in the tumor, and prevents free systemic IL-12.  Activity observed in a population with no approved immunotherapy option. In an NCI-led Phase 2 trial in MSS/pMMR colorectal cancer with liver metastases, PDS0301 + chemotherapy showed a 71.4% objective response rate at six months. 1,2  Survival data represent the more meaningful signal. Addition of PDS0301 to chemotherapy provided survival benefit. Approximately 80% of patients were alive at 24 months, with median overall survival (mOS) currently exceeding 34 months. 1,2 Published mOS in the population is < 12 months. 13  Breadth extends well beyond colorectal cancer. Four NCI-partnered trials are in progress across metastatic colorectal cancer, biochemically recurrent and metastatic castration-resistant prostate cancer (mCRPC), and advanced Kaposi sarcoma. More than 380 patients have been dosed across Phase 1 & Phase 2. Promising interim PFS of 9.6 months reported for mCRPC in Q1 2026. 14  Five data readouts anticipated between Q4 2026 and Q2 2028, beginning with interim results in biochemically recurrent prostate cancer. Proceeds from the September 2026 financing are intended to advance PDS0301 into late-stage clinical development, with an additional tranche committed upon submission of a registrational Phase 3 protocol to the FDA.  15

 Overview of PDS0101 in HPV16-Positive HNSCC

 HPV16+ Tumors Represent the Largest and Fastest Growing Type of HNSCC  HPV16+ HNSCC is Rapidly Increasing in US/EU  Poor uptake of HPV vaccine15,16  Changing sexual behavior17  Unique pathophysiology of HPV1618  17  HPV16  HPV18  HPV 31/33/45/52/58  HPV 35/39/51/56/59/68  HPV-negative  Annual Number of Oropharyngeal Cancer Cases  HPV16+  PDS Biotech focus

 HPV16+ Patients Have No Targeted Therapies and Worse Clinical Outcomes  A targeted approach for HPV16+ patients in ICI-resistant HPV+ cancers represents a significant opportunity  18  Two head-to-head studies demonstrate that HPV16-positive patients have statistically worse survival compared to other patient groups:  Early-stage HNSCC: HPV16+ patients had worse survival than other HPV+ (P16+) patients19  The rapidly increasing incidence of HPV16-positive head and neck cancer coupled with the potentially worse survival prognosis of these patients presents a rapidly growing unmet medical need that may be effectively addressed with PDS0101   No FDA-approved HPV16 Targeted Therapies  1  Published Evidence  2  Advanced oral cancer: HPV16+ patients had worse survival than HPV-negative patients20

Proprietary Cancer Vaccine Platform: The Versamune® Platform – Mechanism for Targeted Immune Attack on Tumors

R-DOTAP forms spherical bilayers in aqueous environment



Nanoparticles sized 100-200nm to promote uptake by the immune system



Immunologically active R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium (R-DOTAP)

- Immunotherapy (cancer vaccine) platform **designed to generate killer CD8+ T-cell responses** against specific tumor antigens.[21-26]
- Clinical studies suggest potential to overcome limitations of cancer vaccine technologies
  - Potent and durable CD4+ & CD8+ T cells that target and accumulate in tumors (preclinical/clinical studies).[21-26]
  - Long-lasting memory T cells (preclinical/clinical studies.)[21,23]

How It Works

1 | UPTAKE
Promotes uptake of tumor proteins by immune cells

2 | ACTIVATE
Dendritic cells absorb & present proteins to T cells

3 | ATTACK
Killer T cells hunt & destroy matching tumors

Antigen = protein present in the cancer that can be recognized and attacked by the immune system.

PDS Biotechnology 19

PDS0101: Training the Immune System to Find and Destroy HPV16+ Tumors[21]



Lymph Node
Tumor
Dendritic Cell
Versamune® +
HPVmix (PDS0101)
HPV16
E6 & E7
MHC class I
MHC class II
CD8+
killer T cell
CD4+
helper T cell
Targeted T Cells
Track to Tumor
Versamune®
Activated CD8+
Killer T Cell

1 | Subcutaneous Injection of PDS0101 stimulates uptake by dendritic cells & accumulates in the lymph nodes

2 | T cells increase production of HPV16 specific CD8 killer and CD4 helper T cells, which recognize and infiltrate tumor

3 | Activated T cells attack and destroy tumor

PDS Biotechnology 20

Lead Clinical Program Evaluating PDS0101 in Combination with Checkpoint Inhibitors

VERSATILE-002: PDS0101 + Pembrolizumab in 1L HPV16+ R/M HNSCC

Study Treatment

PDS0101

5 doses:
1 mL **Subcutaneous injection**
Q3W at Cycles 1, 2, 3, 4 & 12)

+

Pembrolizumab

200mg IV Q3W up to
35 Cycles (2 years)

Key Entry Criteria for ICI Naïve Subjects

HPV16-positive R/M HNSCC tumors

≥18 years of age

Combined positive score (CPS) ≥1

Study Design

Single-arm study

31 sites in US and EU

2 Cohorts:

- **ICI Naïve**
- **ICI Resistant**

Endpoints

Primary

Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST v1.1

Key Secondary

Overall Survival (OS)

Progression Free Survival (PFS) per RECIST v1.1

Safety and tolerability

PDS Biotechnology 21

 PDS0101 + Pembrolizumab: mOS of 39.3 Months3  12-18 Months mOS is Benchmark with Pembrolizumab and Pembrolizumab + Chemotherapy4  mOS = Median Overall Survival.  No head-to-head studies have been performed.  22  Durable Survival: 11 Patients Surpassed 30 Months  Time to Progression (months)  Survival Fraction  1.0  0.0  2  0  48  4  6  8  10  12  14  16  18  20  22  24  26  28  30  32  34  36  38  40  42  44  46  0.2  0.4  0.6  0.8  53 (0)  46 (6)  Number at Risk  40 (8)  37 (11)  32 (14)  30 (16)  26 (17)  19 (18)  10 (20)  7 (20)  5 (21)  3 (21)  0 (21)  N  Events  Median  95% CI  53  21  39.3  23.9, NE

 PDS0101 + Pembrolizumab: Near or Complete Tumor Shrinkage in Difficult-to-Treat Patients3  63% of recruited patients into the study had low CPS 1-193  *Investigator assessment.  23  Results  Confirmed disease control rate of 77.4%*  ORR of 35.8%*  21% of patients tumor regression of 90-100%*  CPS Group  1-19  ³20  Percent Change from Baseline in Target Lesions  Best Percentage Change from Baseline in Target Lesions (mITT population)  Response  Progressive Disease (PD) 9/53 17.0%  Stable Disease (SD) 22/53 41.5%  Partial Response (PR) 14/53 26.4%  Complete Response (CR) 5/53 9.4%

 PDS0101 + Pembrolizumab: Well-Tolerated with a Low Incidence of Adverse Events3   *Occurred 1 year after completing PDS0101 therapy while patient was still on pembrolizumab.  24  Treatment related adverse events (TRAEs)   by Grade in ICI naïve and resistant patients  n (%)  Any Combination TRAE  76 (87.4)  Grade 1  40 (46.0)  Grade 2  26 (29.9)  Grade 3  8 (9.2)  Grade 4  1 (1.1)*  Grade 5  0  Most common Non-Injection   Site Reaction TRAEs  n (%)  Fatigue  30 (34.5)  Headache  13 (14.9)  Diarrhea  10 (11.5)

 PDS0101 + Pembrolizumab:Well-Positioned in 1L HPV16+ R/M HNSCC  PDS0101: Only Subcutaneous Combination Therapy in Late-stage Development for 1L HPV16+ HNSCC  No head-to-head studies have been performed.  25  Combinations with pembrolizumab  Median OS  Not disclosed  21.3 months  22.6 months  39.3 months  95% CI (23.9, NE)  Population   All comers  HPV-negative  HPV16-positive  HPV16-positive  Administration Convenience  IV Q2W until PD or toxicity  IV QW (D1, D8, D15)  IV Q1W 8X then Q3W for 24mos  5 subcutaneous injections of PDS0101  Cycles 1-4 Q3W & then Cycle 12  3  29  28  27  BioNtech  Bicara   Therapeutics   Genmab

Pipeline of Tumor-Targeted Immunotherapies

	Therapy/Treatment	Indication	Phase 1	Phase 2	Phase 3	Partner
PDS0301 Fused IL-12 antibody conjugate	**PDS0301 + Chemotherapy**	Advanced liver-associated cancers: • Metastatic colorectal cancer • Intrahepatic cholangiocarcinoma • Metastatic adrenocortical carcinoma		In Progress		NIH NATIONAL CANCER INSTITUTE
	PDS0301 + Enzalutamide vs. enzalutamide	Biochemically recurrent prostate cancer		In Progress		NIH NATIONAL CANCER INSTITUTE
	PDS0301 + Docetaxel	Metastatic castration-resistant prostate cancer		In Progress		NIH NATIONAL CANCER INSTITUTE
	PDS0301 Monotherapy	Advanced Kaposi sarcoma (Orphan)		In Progress		NIH NATIONAL CANCER INSTITUTE
Versamune® + PDS0301	**PDS0101 + PDS0301 + ICI**	HPV16-positive recurrent/metastatic cancers		Complete		NIH NATIONAL CANCER INSTITUTE
Versamune® HPV16 Cancer Vaccine Platform	**PDS0101 + Pembrolizumab** VERSATILE-003 | vs. pembrolizumab	HPV16-positive recurrent/metastatic head and neck cancer			FDA Fast Track	
	PDS0101 + ChemoRT IMMUNOCERV	Locally advanced cervical cancer		Complete		Cancer UT MD Anderson
	PDS0101 +/- Pembrolizumab	Locally advanced HPV16-positive head and neck cancer		Complete		MAYO CLINIC

ChemoRT = chemoradiotherapy; HAIP = hepatic artery infusion pump; ICI = immune checkpoint inhibitor.

PDS Biotechnology 26

References

1. Eade AV et al, Tumor-Targeted IL-12 (PDS01ADC) With Hepatic Artery Infusion Pump Therapy for Colorectal Liver Metastases: Interim Analysis of a Nonrandomized Phase II Trial; JCO Oncol Adv. 2026 Mar 10;3(1):e2500173
2. Eade AV et al, National Cancer Institute, Updated Interim Clinical Results - Tumor-Targeted IL-12 (PDS01ADC) With Hepatic Artery Infusion Pump Therapy for Colorectal Liver Metastases: Interim Analysis of a Nonrandomized Phase II Trial
3. Weiss J et al. PDS0101 With Pembrolizumab in HPV16-Positive Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma A Phase 2 Nonrandomized Clinical Trial; JAMA Oncol. doi:10.1001/jamaoncol.2026.3492 Published online September 17, 2026
4. Harrington, KJ, Burtness B, Greil R, et al. Keytruda With or Without Chemotherapy in Recurrent or Metastatic Head and Neck Squamous Cell Carcinoma: Updated Results of the Phase III KEYNOTE-048 Study. J Clin Oncol. 2022;41:790-802
5. Minnar CM, et al (2024) Preclinical and clinical studies of a tumor targeting IL-12 immunocytokine, Front. Oncol. 13:1321318.doi: 10.3389/fonc.2023.1321318
6. Fallon J et al (2014) The immunocytokine NHS-IL12 as a potential cancer therapeutic. Oncotarget (2014) 5 (7):1869–84. doi: 10.18632/oncotarget.1853
7. Greiner JW et al NHS-IL12, a Tumor-Targeting Immunocytokine; ImmunoTargets and Therapy 2021:10 155–169
8. Goswami M. et al; Increases in peripheral memory T cells with self-renewing properties in patients with advanced solid tumors treated with tumor-targeting IL-12 immunocytokine therapy, Abstract # 168, Society for Immunotherapy of Cancer, Nov. 2025
9. Pitts S. et al; A tumor-targeting IL-12 immunocytokine therapy in patients with advanced solid tumors increases peripheral natural killer (NK) cells with phenotypes associated with increased tumor cell lysis, Abstract # 47, Society for Immunotherapy of Cancer, Nov. 2025
10. Toney NJ, Immune correlates with response in patients with metastatic solid tumors treated with a tumor targeting immunocytokine NHS-IL12 (2023) International Immunopharmacology, 116 (109736)
11. Conroy R, Zanzalintinib Plus Atezolizumab Improves OS in Previously Treated Metastatic CRC, OncLive New Articles, October 20, 2025
12. Moyers JT et al, Baseline biomarker analysis and clinical outcomes of the PD-1/TGFβR2 bispecific antibody INCA33890 in patients with non-MSI-H metastatic colorectal cancer (mCRC), J Clin Oncol 44, 186(2026), Volume 44, Number 2_suppl
13. Aruquipa MPS et al, Liver metastasis and resistance to immunotherapy in microsatellite stable colorectal cancer. A literature review; ecancer 2024, 18:1771
14. Abel ML et al, Abstract PR008: Docetaxel and the Tumor Targeting Interleukin-12 (IL-12) PDS0301 in Patients with Metastatic Castration Resistant Prostate Cancer (mCRPC), Cancer Research, Vol. 86, Issue 2 Supplement, 15 January 2026
15. Saba NF et al, Exploratory analysis of antitumor activity and translational results from the safety run-in of AHEAD-MERIT, a Phase 2 trial of first-line pembrolizumab plus the fixed-antigen cancer vaccine BNT113 in advanced HPV16+ HNSCC, ESMO 2024

PDS Biotechnology 27

References (cont'd)

16. Tabatabaeian H et al, Navigating therapeutic strategies: HPV classification in head and neck cancer, British Journal of Cancer. (2024) 131: 220-230
17. Landy R, et al JNCI: Upper age limits for US male human papillomavirus vaccination for oropharyngeal cancer prevention: a microsimulation-based modeling study; Journal of the National Cancer Institute, 2023, 115(4), 429–436
18. Luo X et al; HPV16 drives cancer immune escape via NLRX1-mediated degradation of STING; J Clin Invest. 2020;130(4):1635–1652
19. Ziai H. et al; Does HPV Subtype Predict Outcomes in Head and Neck Cancers?; International Journal of Otolaryngology; Volume 2021, Article ID 6672373;
20. Lee L et al; Human Papillomavirus-16 Infection in Advanced Oral Cavity Cancer Patients Is Related to an Increased Risk of Distant Metastases and Poor Survival; PLOS One; July 2012, Volume 7, Issue 7, e40767
21. Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. Antigen Priming with Enantiospecific Cationic Lipid Nanoparticles Induces Potent Antitumor CTL Responses through Novel Induction of a Type I IFN Response. J Immunol. 2019;202:3524-3536.
22. Wood LV, Versamune T Cell Activating Platform Applied to HPV-Related Cancers; World Vaccine & Immunotherapy Congress, November 28th, 2022
23. Wood LV, Edwards LH, Ferris DG. A novel enantio-specific cationic lipid R-DOTAP + HPV16 E6 & E7 antigens induces potent antigen-specific CD8+ T cell responses in-vivo in subjects with CIN and high-risk human papillomavirus infection (abstr). Society for Immunotherapy of Cancer (SITC) Annual Meeting, Nov. 6-10, 2019, National Harbor, MD 2019
24. Yoshida-Court K. et al, IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy, with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771); Oral Presentation, Society for Immunotherapy of Cancer, Nov. 2022.
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26. Grippin AJ et al; IMMUNOCERV Phase II Trial Combining the HPV-specific T Cell Immunotherapy PDS0101 with Chemoradiation for Treatment of Locally Advanced Cervical Cancer, Oral Presentation, ASTRO 2024
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